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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 26, 1998


                            Insight Enterprises, Inc.
               (Exact Name of Registrant as Specified in Charter)



             DELAWARE                                   File No. 0-25092                       86-0766246
   (State or Other Jurisdiction                     (Commission File Number)                  (IRS Employer
         of Incorporation)                                                                 Identification No.)

       6820 South Harl Avenue, Tempe, Arizona                                                     85283
      (Address of Principal Executive Offices)                                                 (Zip Code)

Registrant's telephone number, including area code:    (602) 902-1001

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 8.           Change in Fiscal Year.


         On January 26, 1998, the Board of Directors of Insight Enterprises, Inc., a Delaware corporation (the "Company"), approved a change of the Company's fiscal year end from June 30 to December 31. The Company intends to file a Form 10-K covering the transition period.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INSIGHT ENTERPRISES, INC.


Date:  January 30, 1998                     By:  /s/ Eric J. Crown
                                               --------------------------------
                                                     Eric J. Crown
                                                     Chairman of the Board and
                                                     Chief Executive Officer